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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             ______________________

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                              _____________________

                        Date of report: October 18, 2002
                        (Date of earliest event reported)



                       PHILIPS INTERNATIONAL REALTY Corp.
             (Exact name of Registrant as specified in its charter)


                                    Maryland
                 (State or other jurisdiction of incorporation)


               000-23463                             13-3963667
        (Commission File No.)                    (I.R.S. Employer
                                                 Identification No.)


                                417 Fifth Avenue
                            New York, New York 10016
               (Address of principal executive offices; zip code)

                                 (212) 545-1100
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former Name or Former Address, if changed Since Last Report)

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Item 5.  Other Events

         On October 18, 2002, the New York Stock Exchange ("NYSE") delivered notice to Philips International Realty Corp. (the "Company") and issued a press release to advise that it had determined that the common stock of the Company, trading symbol PHR, should be removed from the list of companies traded on the NYSE. This decision was reached in view of the fact that the Company has fallen below the NYSE's continued listing standards, as its average global market capitalization over a consecutive 30 trading day period is less than $15,000,000. Furthermore, the NYSE noted that the Company has been operating pursuant to a plan of liquidation approved by the Company's shareholders on October 10, 2000. To date, the Company has made five liquidating distributions totaling $15.75.

         The NYSE indicated that it intended to suspend trading in the Company's common stock prior to the market opening on October 23, 2002. Application by the NYSE to the Securities and Exchange Commission to delist the Company is pending the completion of applicable procedures. The Company does not intend to request a review of, or appeal, this NYSE determination.

         The Company also has no current intention to seek listing of its common shares on any other securities exchange or on NASDAQ. However, the Company believes that alternative trading venues, such as the "Pink Sheets" and the "OTC Bulletin Board," will become available to its shareholders. While the Company may seek sponsorship by market makers with such quotation services, there can be no assurance that any such alternative markets will develop.

         Upon the completion of all prescribed delisting procedures, the Company will automatically become a Section 12(g) reporting company under the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), and will no longer be an Exchange Act Section 12(b) reporting company.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c)      Exhibits.

         The Company hereby furnishes the following exhibits:

         Exhibit Number    Exhibit Title
         --------------    -------------

         99.1 NYSE Letter dated October 18, 2002 to Mr. Philip Pilevsky, Chairman and Chief Executive Officer of Philips International Realty Corp.

         99.2 NYSE News Release dated October 18, 2002, "NYSE to Suspend Trading in Philips International Realty Corp. and Moves to Remove from the List."

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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:    October 28, 2002



                                     PHILIPS INTERNATIONAL REALTY CORP.
                                           (Registrant)


                                     By: /s/ Philip Pilevsky
                                        -------------------------------
                                            Philip Pilevsky
                                            Chief Executive Officer

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                                  EXHIBIT INDEX


                  Exhibit Number    Exhibit Title
                  --------------    -------------

                  99.1              NYSE Letter dated October 18, 2002 to Mr.
                                    Philip Pilevsky, Chairman and Chief
                                    Executive Officer of Philips International
                                    Realty Corp.

                  99.2 NYSE News Release dated October 18, 2002, "NYSE to Suspend Trading in Philips International Realty Corp. and Moves to Remove from the List."